EXHIBIT 10.106

AMENDMENT NO. 3 TO CONSULTING AGREEMENT

This AMENDMENT NO. 3 TO CONSULTING AGREEMENT (the “Amendment No. 3”) is made and entered into as of April 17, 2008, by and between Cortex Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Gary D. Tollefson, M.D., Ph.D., an individual residing in the State of Indiana (“Consultant”).

RECITALS

A. The Company currently engages Consultant pursuant to the terms and conditions of that certain Consulting Agreement dated April 16, 2004 (the “Consulting Agreement”) and the Amendment to Consulting Agreement dated May 16, 2006 and the Amendment No. 2 to Consulting Agreement dated April 16, 2007.

B. The Company and Consultant desire to amend the Consulting Agreement to extend the term set forth therein, as provided in greater detail below.

NOW, THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth and for other valuable consideration, the Company and Consultant hereby agree as follows:

AGREEMENT

1. Definitions. Unless otherwise defined, capitalized terms used herein shall have the meanings assigned to them in the Consulting Agreement.

2. Term. Section 2(a) of the Consulting Agreement is hereby amended and restated in its entirety to read as follows:

“Term. Consultant’s engagement with the Company shall commence on the Effective Date and shall continue for a period of sixty (60) months thereafter, subject to earlier termination as hereinafter provided.”

3. Continuing Force and Effect. Except as herein expressly amended, modified and/or supplemented, all terms, covenants and provisions of the Consulting Agreement and Amendment to Consulting Agreement dated May 16, 2006 are and shall remain in full force and effect and all references therein to such Consulting Agreement shall henceforth refer to the Consulting Agreement as amended by this Amendment No. 3. This Amendment No. 3 shall be deemed incorporated into, and a part of, the Consulting Agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, this Amendment No. 3 has been made and entered into as of the date and year first above written.

“Company”

Cortex Pharmaceuticals, Inc.

/s/ Roger G. Stoll
Roger G. Stoll, Ph.D.
President and Chief Executive Officer

“Consultant”

/s/ Gary D. Tollefson
Gary D. Tollefson, M.D., Ph.D.